Prepayments and Other Current Assets	6 Months Ended
Jun. 30, 2011
Prepayments and Other Current Assets
Prepayments and Other Current Assets

9.                  Prepayments and Other Current Assets

Prepayments and other current assets consist of the following:

	June 30, 2011 (Unaudited)	June 30, 2011 (Unaudited)
	(RMB’000)	(US$’000)
Non-current assets
Non-current Prepayments (1)	40,158	6,213

Current assets
Prepayments (4)	32,920	5,093
Advances to suppliers (2)	3,808	589
Other receivable (3)	95,917	14,840
Less: Allowance for doubtful accounts	(60)	(9)

	132,585	20,513

(1)             As of June 30, 2011, the Company had prepaid RMB 40 million for leasing one parcel of land for an extended lease term from December 31, 2028 (expiration of its land use right) to December 31, 2038.

(2)             This amount represents interest-free payments to suppliers associated with contracts the Group enters into for the future scheduled delivery of corn seeds. The risk of loss arising from non-performance by or bankruptcy of the suppliers is assessed prior to placing the advance. To date, the Group has not experienced any loss on advances to suppliers.

(3)             The amount as of June 30, 2011 primarily consists of a RMB7.1 million (US$1.1 million) receivable from the Group’s ADS depositary as reimbursement for legal fees and administrative expenses (total of US2.2 million was recorded in other income in 2010), RMB80 million addition from PGW accounts since acquisition and RMB3 million (US$0.5 million) interest receivable on RMB time deposit account.

(4)             The amount consists of RMB15.9 million (US$2.46 million) of prepaid of debt financing costs which will be amortized over the term of the debt period, and RMB16.2 million (US$2.51 million) addition from PGW accounts due to the acquisition.